THE BOND FUND FOR GROWTH
                      A Portfolio of Rochester Fund Series
  Supplement to Prospectus Dated May 1, 1995 (as supplemented on July 5, 1995)
           and Statement of Additional Information dated May 1, 1995

                      LIMITED TERM NEW YORK MUNICIPAL FUND
                   A Portfolio of Rochester Portfolio Series
  Supplement to Prospectus Dated May 1, 1995 (as supplemented on July 5, 1995)
           and Statement of Additional Information dated May 1, 1995

                           ROCHESTER FUND MUNICIPALS
 Supplement to Prospectus Dated May 1, 1995 (as supplemented on July 17, 1995)
           and Statement of Additional Information dated May 1, 1995


     The Prospectus and Statement of Additional Information of each of the above-referenced Funds are amended as follows:

     On October 16, 1995, each Fund's Board of Trustees approved new investment advisory agreements between each Fund and Oppenheimer Management Corporation ("Oppenheimer Management"), whose principal business address is Two World Trade Center, New York, NY 10048-0203. If approved by shareholders of each Fund at a meeting currently scheduled for December 18, 1995, and if certain other conditions are satisfied, it is expected that each proposed investment advisory agreement will go into effect on or about January 3, 1996. The terms of the proposed investment advisory agreements, including management fees and factors considered by each Board of Trustees in deciding to approve the proposed investment advisory agreements, are set forth in a proxy statement which will be mailed to Fund shareholders on or about November 7, 1995, to shareholders of record as of October 30, 1995. If the proposed investment advisory agreements are approved by shareholders of each Fund and certain other conditions are satisfied, it is expected than on or about January 3, 1996, each Fund's current portfolio manager will become an employee of Oppenheimer Management and that he will continue to manage each Fund's portfolio, Oppenheimer Funds Distributor, Inc. will become each Fund's principal underwriter and Oppenheimer Shareholder Services will become each Fund's transfer and shareholder servicing agent.

     Subject to several conditions, including shareholder approval of the proposed advisory agreements, Oppenheimer Management has agreed to acquire the assets of each Fund's current investment adviser and certain of their affiliates. Oppenheimer Management has operated as an investment adviser since 1959 and, together with a subsidiary, currently manages investment companies with more than $38 billion in assets and more than 2.8 million shareholder accounts. Oppenheimer Management is wholly owned by Oppenheimer Acquisition Corp., a holding company which is owned in part by senior officers of Oppenheimer Management and controlled by Massachusetts Mutual Life Insurance Company.

October 17, 1995